                                                                   EXHIBIT 24.01

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Tele-Communications, Inc.; and

  WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature:

  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of November, 1998.

                                          /s/ C. Michael Armstrong
                                          _____________________________________
                                          C. Michael Armstrong
                                          Chairman and Chief Executive Officer

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Tele-Communications, Inc.; and

  WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of November, 1998.

                                          /s/ Daniel E. Somers
                                          _____________________________________
                                          Daniel E. Somers
                                          Senior Executive Vice President
                                           and Chief Financial Officer

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Tele-Communications, Inc.; and

  WHEREAS, the undersigned is an officer of the Company, as indicated below her signature:

  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of January, 1999.

                                          /s/ Nicholas S. Cyprus
                                          _____________________________________
                                          Nicholas S. Cyprus
                                          Controller and Chief Accounting
                                           Officer

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Tele-Communications, Inc.; and

  WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of November, 1998.

                                          /s/ Kenneth T. Derr
                                          _____________________________________
                                          Kenneth T. Derr
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Tele-Communications, Inc.; and

  WHEREAS, the undersigned is a director of the Company, as indicated below her signature:

  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of November, 1998.

                                          /s/ M. Kathryn Eickhoff
                                          _____________________________________
                                          M. Kathryn Eickhoff
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Tele-Communications, Inc.; and

  WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of November, 1998.

                                          /s/ Walter Y. Elisha
                                          _____________________________________
                                          Walter Y. Elisha
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Tele-Communications, Inc.; and

  WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of December, 1998.

                                          /s/ George M.C. Fisher
                                          _____________________________________
                                          George M.C. Fisher
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Tele-Communications, Inc.; and

  WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of November, 1998.

                                          /s/ Donald V. Fites
                                          _____________________________________
                                          Donald V. Fites
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Tele-Communications, Inc.; and

  WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of November, 1998.

                                          /s/ Ralph S. Larsen
                                          _____________________________________
                                          Ralph S. Larsen
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Tele-Communications, Inc.; and

  WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of November, 1998.

                                          /s/ Donald F. McHenry
                                          _____________________________________
                                          Donald F. McHenry
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Tele-Communications, Inc.; and

  WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of November, 1998.

                                          /s/ Michael I. Sovern
                                          _____________________________________
                                          Michael I. Sovern
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Tele-Communications, Inc.; and

  WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of November, 1998.

                                          /s/ Sanford I. Weill
                                          _____________________________________
                                          Sanford I. Weill
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Tele-Communications, Inc.; and

  WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of November, 1998.

                                          /s/ Thomas H. Wyman
                                          _____________________________________
                                          Thomas H. Wyman
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Tele-Communications, Inc.; and

  WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of November, 1998.

                                          /s/ John D. Zeglis
                                          _____________________________________
                                          John D. Zeglis
                                          Director